SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):                  July 17, 1996
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                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



    Delaware                  0-10786              13-3032158
- ------------------           ------------         --------------
 (State or other             (Commission          (IRS Employer
 jurisdiction of             File Number)       Identification No.)
 incorporation)



1770 Kirby Parkway, Suite 300, Memphis, Tennessee        38138
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number,
including area code                                 (901) 759-7473
                                                    --------------





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Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     On July 17, 1996, the Registrant engaged Arthur Andersen LLP as its independent accountants after dismissing its former independent auditors, BDO Seidman, LLP. The reports of the Registrant's former independent auditors on the Registrant's financial statements for the past two fiscal years did not contain any adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the Registrant's prior independent auditors during the two most recent fiscal years or any subsequent interim period prior to July 17, 1996 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior independent auditors, would have caused them to make reference in connection with their report to the subject matter of their disagreement. The Registrant's decision to change independent auditors was recommended by the audit committee of its Board of Directors and approved by its Board of Directors.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/William A. Martin
                              ------------------------------
                              William A. Martin
                              Senior Vice President


Dated: July 19, 1996

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                        INDEX TO EXHIBITS

Exhibit        Description
- -------        -----------

4(a)           Letter from BDO Seidman, LLP
               dated July 18, 1996